UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 __________________
FORM 8-K __________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2016 (August 16, 2016)
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-197002 (Commission File Number)	27-1996555 (I.R.S. Employer Identification No.)
240 Greenwich Avenue Greenwich, Connecticut 06830 (203) 861-0900 (Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices) __________________
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 435 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 7.01 - Regulation FD Disclosure

On August 17, 2016, Townsquare Media, Inc. (“the Company”) issued a press release announcing the MSG Transaction (as defined below). The information included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K are incorporated by reference into this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 - Other Events

On August 16, 2016, GE Capital Equity Holdings, LLC, GE Business Financial Services, Inc. and AN Capital Corporation (collectively, the “Selling Entities”), each existing stockholders of the Company, entered into a purchase agreement with Madison Square Garden Investments, LLC (“MSG”), pursuant to which MSG agreed to acquire a total of 3,208,193 shares of the Company’s Class C common stock (the “Class C Common Stock”) from the Selling Entities, which, in accordance with the terms of the Class C Common Stock, converted into a like number of shares of the Company’s Class A common stock (the “Class A Common Stock”) upon completion of the transaction (the “MSG Transaction”). In connection with the MSG Transaction, the Company entered into a registration agreement with MSG, dated as of August 16, 2016, which provides MSG, subject to certain customary limitations and other conditions, with the ability to cause the Company to register shares of Class A common stock held by MSG for resale under the Securities Act of 1933, as amended, and grants MSG the right to participate in certain registrations by the Company of its equity securities. In addition, pursuant to a letter agreement, dated as August 16, 2016 (the “Board Observer Letter”), the Company has granted MSG the right to send one representative to observe meetings of the Company’s Board of Directors and committees (the “Observer Rights”). MSG’s Observer Rights will expire at such time as MSG holds less than 75% of the number of shares of Class A Common Stock it held on the date of the Board Observer Letter.

Also on August 16, 2016, Steven Price, the Company’s Chief Executive Officer and the Chairman of the Company’s Board of Directors, entered into a purchase agreement with GE Capital Equity Holdings, LLC pursuant to which he agreed to acquire a total of 50,000 shares of Class C Common Stock from GE Capital Equity Holdings, LLC. In accordance with their terms, the shares of Class C Common Stock acquired by Mr. Price converted into shares of Class A Common Stock upon completion of the transaction.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number                        Exhibit

99.1                        Press release, dated August 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: August 22, 2016

Exhibit Index

Number                    Exhibit

99.1                    Press release, dated August 17, 2016

4